UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2015

Item 1. Report to Stockholders.

BOSTON COMMON
INTERNATIONAL FUND
(BCAIX)

BOSTON COMMON
U.S. EQUITY FUND
(BCAMX)

SEMI-ANNUAL REPORT

March 31, 2015

Table of Contents

Shareholder Letter	1

Boston Common International Fund

Country Allocation	9

Schedule of Investments	10

Boston Common U.S. Equity Fund

Sector Allocation	16

Schedule of Investments	17

Statements of Assets and Liabilities	19

Statements of Operations	20

Statements of Changes in Net Assets	21

Financial Highlights	23

Notes to Financial Statements	25

Expense Example	35

Additional Information	37

BOSTON COMMON FUNDS

Message from the Advisor

Dear Fellow Investors,

We are excited to share this half-year report with you.  Enclosed, we have addressed economic and market developments, our shareholder engagement and our strategies in the U.S. and international portfolios.

As engaged shareowners, we urge portfolio companies to improve transparency, accountability and long-term thinking.  Perseverance and patience are hallmarks of our engagement as detailed in many of the issues we report to you in the next few pages. As you may recall, last year at this time, we wrote how disappointed we were that PNC Financial failed to disclose how it would assess and strategically manage its exposure to climate-related risks.  A year later, we are happy to report major steps forward in our investor dialogue with the company!  PNC recently announced new policies to restrict funding of mountain top removal (MTR) mining and to increase due diligence and risk management.

Through rigorous analysis of financial, environmental, social and governance (ESG) factors we seek to identify attractively valued companies for investment.  We believe ESG research helps us find companies that could benefit over the long-term from several different sources: visionary management teams capitalize on new market opportunities and revenue streams; productivity and efficiency improvements support higher profit margins; good governance can avoid unanticipated costs stemming from inadequate attention to ESG risks. As a result, we believe we can enhance portfolio quality and return potential, and reduce risk.

As U.S. corporations grow profits to all-time highs as a percent of U.S. Gross Domestic Product (GDP), the equity markets have also moved higher and appear to discount a lot of the good news.  We continue to believe in an upward growth trajectory for the U.S. economy, and it appears in sufficiently good shape to withstand the eventual move by the Federal Reserve to raise interest rates. In Europe and Japan, the extraordinarily low interest rates and central banks’ asset purchases have created favorable conditions for international equity investing.

The next section highlights how you, as shareholders in one or both of the Boston Common Funds, participate alongside us as we work for positive social change and sustainable financial returns.

Thank you for your continued support of our work.

Geeta Aiyer	Matt Zalosh
President & Founder	Chief Investment Officer
Boston Common Asset Management , LLC	International Strategies

BOSTON COMMON FUNDS

Fund Shareholder Engagement

We are most effective in our shareowner engagement efforts when we leverage a variety of investor tools to support constructive dialogue. Here, we showcase some of our recent activities around climate change, corporate governance, and human rights.

Banks Take Action on Climate Change

Over the last six months, Boston Common’s engagement activities have resulted in robust policy changes in the banking sector around climate change.

In March PNC Financial announced commendable changes to its approach to environmental and climate-related risks—a direct response to Boston Common’s multi-year investor dialogue with the bank!  In its 2015 Corporate Responsibility Report, PNC commits to enhance due diligence around environmental issues, to hire a Social and Environmental Risk Officer, and to no longer extend credit to coal producers with 25% or more of their production coming from mountaintop removal (MTR) mining—an egregious form of coal extraction, which involves the removal of mountain ranges to expose coal seams.  MTR has destroyed “more than 500 mountains encompassing more than 1 million acres of central and southern Appalachia,” devastated local ecosystem diversity, and polluted nearby waters.[1] We will continue to work actively with PNC as it develops a leadership role in its industry.

Barclays, another bank we have engaged, released a public position on MTR, announcing it will impose a policy on lending financial support “by exception only” to companies that are significant producers of MTR-sourced coal. We met with Barclays in March to support public, sector-specific guidance on carbon-intensive practices including MTR.

Boston Common’s investor initiative to survey banks’ programs and policies to address climate change has garnered strong response.  More than two-thirds of the 63 banks surveyed have responded in some form to the letter sent by a coalition of 80 investors led by Boston Common.  To date, we have received written responses from over 20 banks, including Barclays, Deutsche Bank, Morgan Stanley, Standard Chartered, and UniCredit SPA, holdings in either one or both of the Boston Common Funds.  We have initiated active investor dialogues with a number of these banks.

2015 U.S. Proxy Season Focus

Greenhouse Gas (GHG) Emissions

Last Fall, Boston Common co-led shareholder proposals asking Qualcomm and Costco to adopt absolute, time-bound, and quantitative targets to reduce emissions, and by doing so, help to guide their GHG reduction targets.

[1] – http://appvoices.org/end-mountaintop-removal/ecology/

BOSTON COMMON FUNDS

In January, Boston Common and other co-filers announced that they had successfully withdrawn their shareholder proposal at Costco Wholesale following several commitments including a subsequent meeting with the CEO, Craig Jelink which happened in March. Costco also committed to include in its next sustainability report a discussion of the company’s approach to energy use and will reply to the Carbon Disclosure Project questionnaire. Finally, Costco committed to capping the percentage growth of its GHG emissions to less than its percentage sales growth over the next five years.

Following a successful resolution withdrawal with Qualcomm, in March, Boston Common led a dialogue call with the company about how it is developing climate change goals and targets and improving its sustainability performance. Qualcomm is exploring alternatives to add renewable energy capacity and plans to use reclaimed water for cogeneration power plants at its main campus in San Diego.  In the coming months, we will review Qualcomm’s progress on developing GHG emissions reduction goals and provide additional input to its programs.

Corporate Governance and Proxy Access

A study by CalPERS and GoveranceMetrics International Ratings found that 48% of the S&P 500® and Russell 1000 companies employ simple majority vote counting when tallying results from Proxy Voting. Lagging many of its peers, Morgan Stanley and Simon Property Group currently count abstentions as votes against a proposal, a practice that benefits management over shareholders.

This spring, Morgan Stanley shareholders will be voting on a shareholder proposal, co-filed by the Boston Common U.S. Equity Fund, asking the company to report the votes for proposals on its proxy statement by using a simple majority vote tally.  In January, we shared our concerns with Morgan Stanley executives on a conference call with the lead filer, Investors Voice. The Fund also co-filed a similar proposal with Simon Property Group, which will also be going to a vote this spring.

Human Rights Reporting

There is increasing evidence that mismanagement of human rights risks may lead to share value degradation. With this in mind, in February, Boston Common spearheaded a group of over 60 investors from around the world, with $3.9 trillion of assets under management, in a joint investor statement backing the new UN Guiding Principles Reporting Framework.  This Framework helps companies to “know and show” their management of human rights risks and enables companies to assess, manage, and disclose their human rights performance in line with global standards. The new framework has already been adopted by companies, including portfolio holding Unilever (the first adopter), Ericsson,

BOSTON COMMON FUNDS

H&M, Nestlé, and Newmont.  The investor coalition will further engage high-risk sector companies, such as apparel and information and communications technology companies, by leveraging the investor statement in 2015.

Engaging Locally/Acting Globally

As global investors, it is essential that we experience first-hand the countries in which we invest and our companies source or operate.  Direct research provides us insight into local market conditions and companies; it helps ensure that our work as shareholder activists is effective. In a recent trip to India, Boston Common’s Geeta Aiyer (President & Founder) and Lauren Compere (Director of Shareowner Engagement) engaged in discussions about the financial implications of key sustainability issue held at the World Bank’s International Finance Corporation’s Mumbai office. While there, they met with Hindustan Unilever (HUL) which is 67% owned by Unilever.  HUL is looking at ways to recycle packaging waste from single serving products. The company is investing in a technology that converts polymer plastic into fuel for its factories.  HUL is also focused on sustainable sourcing; its palm oil comes from sustainable sources and 13% of its tea is certified by Rainforest Alliance.  Other sustainably sourced raw commodities include nearly 80% of its tomatoes and all of its bananas, pears, garlic, onions, and gherkins in India.

BOSTON COMMON INTERNATIONAL FUND

Economic Outlook & Portfolio Strategy

Extraordinarily low interest rates and central banks’ asset purchases have created favorable conditions for international equity investing. In Europe and Japan, underlying demand drivers appear to be building momentum and multinational corporations should benefit from weaker currencies and lower commodity costs. Emerging Markets have solid long-term fundamentals, but some face near-term headwinds. The MSCI EAFE’s valuation looks reasonable since its 16x price-to-earnings multiple is still below its 20-year average, and earnings look poised to recover from four years of stagnation.

In EUROPE, we are encouraged by initial signs of positive economic activity.  Aggressive central bank actions, including the European Central Banks asset purchase plan and negative deposit rates in Sweden, Switzerland, and Denmark are successfully weakening European currencies and countering deflationary pressures. At the same time, forward looking indicators for businesses and consumers have brightened. The German economy remains the stalwart of the region with a jobless rate below 5%. There are also other positive developments, as Italian business and French consumer confidence are at three-year highs and Spanish house prices increased for the first time since 2008. Since the European economy still looks depressed compared to previous cycles, economic activity could see sustained recovery. Corporate profits have plenty of headroom as MSCI Europe Index earnings are still 45% below its 2007 peak. Earnings should benefit from pent-up demand, foreign exchange translation, and lower energy and commodity costs.

After being underweight in Europe for several years, the Boston Common International Fund (the “Fund”) now, in aggregate, has about the same exposure to the region as the benchmark. We have been adding weight to consumer, financial, industrial, and materials stocks that should benefit from the regional recovery. The Fund added to its holding in AkzoNobel, a Dutch multinational leveraged to construction recovery in the European Union. Valuation is attractive with the on-going restructuring plus the tailwind from lower oil prices.

In JAPAN, structural reforms championed by Prime Minister Shinzo Abe have not yet yielded substantial results. However, corporate management teams have started to respond to government requests to return some of their government-sponsored windfall to employees and shareholders. The recent Shunto wage negotiations (between employers and unions) saw several large auto companies announce salary increases for their full-time employees of approximately 3%, above the most recent inflation rate. Since household income has declined in inflation-adjusted terms, real wage increases are an important positive development. Part-time employees, who receive lower wages and fewer benefits

BOSTON COMMON INTERNATIONAL FUND

have increased from 16% of the total labor force thirty years ago to 38% today. This shift, along with the tendency to reward seniority over merit and the aging labor force, make salary increases the most important link in a virtuous cycle of growth in spending, prices, and output.

We are encouraged by these initiatives and focus our investments on companies that have more progressive capital allocation policies and pay more attention to shareholder and ESG issues compared to peers.  For example, the Fund added to its existing holding of Hoya, a Japanese healthcare and technology company. In our opinion, Hoya’s management has a prudent and opportunistic strategy for its hard disk drive and semiconductor product lines, which is complemented by growth from its vision and endoscope businesses.

Despite our favorable view of the policy approach in Japan, we take a cautious stance on domestically-oriented companies that are held back by structural barriers to growth. The Fund’s Japanese holdings are clustered in the Healthcare, Technology, and Consumer sectors where companies have globally-competitive products.

The diversity of countries in ASIA PACIFIC & EMERGING MARKETS is highlighted in the currency markets. Some Emerging Markets currencies have depreciated relative to the U.S. Dollar, but for different reasons than in Europe and Japan. Geopolitical instability and commodity price declines have caused the Brazilian Real and Russian Ruble to plunge by at least 40% over the past year. After significant declines in oil-linked currencies, we have been looking for opportunities in industries within these markets unrelated to energy. One example is Grupo Banorte, the fourth largest bank in Mexico, which is a recent addition. We believe the bank should benefit from demand for Mexican consumer credit, which is under-penetrated. The Mexican economy has also diversified away from energy towards manufacturing while leveraging its close ties to the U.S.

In most of emerging Asia, the picture is quite different. Over the past year, the Renminbi has appreciated by about 20% versus the Yen and Euro as the Chinese currency is managed in a close band with the U.S. Dollar. The South Korean Won, Singapore Dollar, and Thai Baht have also strengthened versus the Euro and Yen. Exporters in these countries face potentially lower prices from developed market competitors. For China, lower import prices, including commodities, help boost profits and the purchasing power of its consumers. Rising consumption relative to investment spending is an important goal for China’s economic transition.  The Fund is underweight Australia based on our view of fundamentals in its key commodity and banking markets and its relatively high valuation. In our opinion, Emerging Market banks and consumer goods manufacturers, which account for two-thirds of the Fund’s holdings in the region, are the most attractive areas.

BOSTON COMMON INTERNATIONAL FUND

Management Discussion

For the six months ended March 31, 2015, the Boston Common International Fund (the “Fund”) returned 1.81%, while the MSCI EAFE Index returned 1.13% over the same time frame.

Stock selection across the more economically sensitive sectors was the primary contributor to relative performance in the most recent period.  Within Consumer Discretionary sector, Japanese ecommerce provider, Rakuten, was the strongest relative performer followed by South African cable company Naspers, which owns 34% of Chinese internet company Tencent. In the Industrials sector, U.K. plumbing distributor Wolseley continued to benefit from its exposure to the U.S. housing market. In Materials, the Fund’s holdings all experienced positive returns while the metal and mining companies in the Index declined.  From a regional perspective, performance was helped by stock selection in the U.K., Japan, and the Fund’s emerging market holdings including Indonesian Bank Rakyat.

The Fund’s Energy exposure was the largest detractor to relative performance as our underweight to the poorly performing Energy sector was offset by our stock selection.  BG Group, Statoil, Origin Energy and Subsea 7 were the worst performing holdings, on a relative basis, for the Fund. From a regional perspective, the Fund’s exposure to Developed Europe, x-U.K. was held back by disappointing performance from European banks, where concerns about credit quality still linger.  In addition, European results were hurt by poor performance from French retailer Casino Guichard, with its exposure to Brazil.

We sold long-term holding ABB because its significant exposure to energy and commodities depresses an already challenging fundamental outlook characterized by weak demand for large power contracts and tough competition. While we still appreciate the energy-efficiency aspects of its business, we do not think ABB’s valuation reflects its long-term challenges. We also sold Aixtron, which detracted from performance on concerns about the timing of any LED equipment order recovery. Aixtron has a strong position in its industry, but consolidation and efficiency improvements by its customers suggest a longer period of unfavorable supply and demand conditions.

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing

BOSTON COMMON INTERNATIONAL FUND

opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so.

Diversification does not assure a profit or protect against loss in a declining market.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common Funds.

The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada.  The MSCI Europe Index is an index that captures large and mid cap representation across 15 Developed Market countries in Europe.

Price-Earnings Ratio (P/E Ratio):  A valuation ratio of a company’s current share price compared to its per-share earnings.

Cash Flow: A revenue or expense stream that changes a cash account over a given period.

Earnings Per Share – The portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.

Boston Common Asset Management, LLC is the advisor to the Funds which are distributed by Quasar Distributors, LLC.

BOSTON COMMON INTERNATIONAL FUND

COUNTRY ALLOCATION at March 31, 2015 (Unaudited)

Country	% of Net Assets
United Kingdom	19.5%
Japan	17.4%
Switzerland	8.9%
Germany	8.2%
Netherlands	7.9%
France	6.7%
Singapore	3.3%
Republic of Korea	2.6%
Spain	2.1%
Finland	2.0%
Israel	1.9%
Norway	1.8%
China	1.8%
Hong Kong	1.8%
Belgium	1.8%
South Africa	1.6%
Sweden	1.4%
Italy	1.4%
Indonesia	1.4%
Australia	1.0%
Mexico	1.0%
Brazil	0.8%
Turkey	0.8%

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2015 (Unaudited)

Shares		Value

COMMON STOCKS – 93.6%

Consumer Discretionary – 12.6%
22,965	adidas AG	$1,813,385
28,070	Bayerische Motoren
	Werke AG	3,495,687
13,685	Hyundai Motor
	Company	2,072,479
66,865	JC Decaux SA	2,251,600
102,600	Mazda Motor Corp.	2,078,864
20,295	Naspers	3,113,071
262,760	Rakuten, Inc.	4,626,716
23,870	RTL Group SA	2,295,337
15,595	Shimano, Inc.	2,317,451
215,937	Television
	Broadcasts LTD	1,334,220
		25,398,810

Consumer Staples – 6.1%
1,790	Barry Callebaut AG	1,747,656
25,890	Casino Guichard
	Perrachon SA	2,292,448
70	Danone SA	4,719
16,000	Golden Agri-
	Resources LTD	4,951
102,670	Unicharm Corporation	2,687,900
132,800	Unilever NV – ADR	5,545,728
		12,283,402

Energy – 3.5%
170,895	BG Group	2,097,511
230,065	Origin Energy	1,972,060
96,410	Statoil ASA – ADR	1,695,852
155,065	Subsea 7 SA	1,331,575
		7,096,998

Financials – 22.3%
379,470	AIA Group Ltd.	2,382,497
506,930	Akbank T.A.S.	1,487,092
144,145	AXA SA	3,627,997
1,008,440	Barclays PLC	3,639,976
1,031,170	CapitaLand Ltd.	2,687,820
77,783	Deutsche Bank AG	2,695,772
114,605	Gjensidige
	Forsikring ASA	1,977,426
348,300	Grupo Financiero
	Banorte SAB de CV	2,019,448
72,620	HSBC Holdings
	PLC – ADR	3,092,886
59,960	Julius Baer
	Gruppe AG	2,997,032
449,445	Mitsubishi UFJ
	Financial Group, Inc.	2,783,599
236,400	Orix Corporation	3,321,687
2,783,500	PT Bank Rakyat
	Indonesia
	(Persero) Tbk	2,823,346
79,230	Sampo Group	3,996,217
163,385	Standard Chartered
	Bank PLC	2,646,288
409,745	UniCredit S.p.A.	2,778,589
		44,957,672

Health Care – 12.1%
213,050	Astellas Pharma, Inc.	3,490,803
168,885	GlaxoSmithKline PLC	3,887,706
66,866	Novartis AG – ADR	6,593,656
190,720	Roche Holding
	LTD – ADR	6,556,954
115,802	Smith & Nephew
	PLC – ADR	3,956,954
		24,486,073

Industrials – 12.5%
97,345	Atlas Copco AB	2,874,540
68,400	DAIKIN
	INDUSTRIES	4,572,817
166,075	Experian PLC	2,749,030
30	FANUC LTD	6,550
190,800	Gamesa Corporacion
	Tecnologica S.A.*	2,402,838
48,180	Koninklijke Philips
	Electronics
	NV – ADR	1,365,421
51,785	Koninklijke
	Philips NV	1,469,133
24,010	Kubota
	Corporation – ADR*	1,900,151
62,500	Kubota Corporation	987,432
47,987	Spirax-Sacro
	Engineering PLC	2,426,429
74,328	Wolseley PLC	4,393,101
		25,147,442

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2015 (Unaudited) (Continued)

Shares		Value

COMMON STOCKS – 93.6% (Continued)

Information Technology – 11.1%
23,763	ASML Holding
	NV – ADR	$2,400,776
45,715	Check Point Software
	Technologies Ltd.*	3,747,258
5,505,000	GCL-Poly Energy
	Holdings Ltd*	1,457,454
26,745	Gemalto NV	2,130,989
94,900	Hoya Corporation	3,799,259
4,709	Keyence Corporation	2,569,687
2,410	Samsung Electronics
	Co. Ltd.	3,125,176
42,295	SAP AG – ADR	3,052,430
		22,283,029

Materials – 5.4%
23,719	Air Liquide SA	3,053,558
39,575	Akzo Nobel NV	2,992,239
56,835	Croda
	International PLC	2,305,108
52,560	Johnson
	Matthey PLC	2,633,416
		10,984,321

Telecommunication Services – 4.0%
1,260,000	Singapore
	Telecommunications
	LTD	4,020,709
126,062	Vodafone Group
	PLC – ADR	4,119,706
		8,140,415

Utilities – 4.0%
269,485	EDP Renovaveis SA	1,852,233
341,700	ENN Energy
	Holdings LTD	2,098,165
139,325	National Grid PLC	1,791,162
121,755	Veolia Environnement	2,302,815
		8,044,375

TOTAL COMMON STOCKS
(Cost $168,554,106)		188,822,537

PREFERRED STOCKS – 3.5%

Consumer Staples – 2.8%
47,525	Henkel AG and
	Co. KGaA	5,582,328

Financials – 0.7%
139,546	Itau Unibanco
	Holding S.A.	1,543,379

TOTAL PREFERRED STOCKS
(Cost $5,750,892)		7,125,707

SHORT-TERM INVESTMENTS – 2.4%
4,818,692	Fidelity Money Market
	Portfolio, 0.07%(1)	4,818,692

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,818,692)		4,818,692

TOTAL INVESTMENTS – 99.5%
(Cost $179,123,690)		200,766,936

Other Assets in
Excess of Liabilities – 0.5%		955,013
NET ASSETS – 100.0%		$201,721,949

*	Non-Income producing security.
(1)	Seven-day yield as of March 31, 2015.
ADR  American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

Investment Outlook

U.S. consumers appear optimistic as aggregate consumer income continues to improve and the labor markets strengthen. The unemployment rate, at 5.5%, is now at post-Recession lows. With prominent retailers announcing higher wages and minimum wage legislation being contemplated, there is a chance that hitherto anemic wage growth of 2% may finally trend higher.  Consumers have also benefited from low energy costs, and with improved housing prices and lower debt levels, the consumer balance sheet is in good shape.

U.S. manufacturing continues a longer-term strengthening trend supported by U.S. consumer demand. Over the near-term, falling oil prices will hurt some sectors but can be a boon for others.  The dramatic drop in the price of crude since last summer is hurting the oil patch. The oil rig count has declined by almost 50% in the last six months leading to a drastic slowdown in drilling activity and investment spending.  Against this backdrop, sales have risen:  nominal U.S. GDP is 20% higher than pre-Recession levels. Profits, however, have risen much faster, achieving record levels, and now account for a historically high share of GDP.  Going forward, we expect revenue growth to be moderate (on a constant currency basis), not negative, except in the Energy sector.

The overall earnings outlook may continue to experience downward revisions as the stronger U.S. dollar hurts profit growth for internationally operating companies.  However the underlying profitability has remained strong with margins continuing to improve and drive profits to all-time highs, helped by weak wage growth, a trend that may be reversing. Having used cash from strong profit growth and low borrowing costs to buy back stock, thereby boosting earnings per share and stock prices, companies are now seeking growth and profitability through mergers, acquisitions, and spin-offs.  In the first quarter of 2015, global transactions were worth almost $900 billion, the highest since 2007 according to Dealogic.  Business improvements from such restructuring may allow companies to sustain earning growth.

The Federal Reserve appears poised to raise rates this year and has promised to be data-driven in their actions.  There is no precedent for raising rates without perceived inflationary pressures, and although worries about deflation appear to be off the table, inflation is well below the desired 2% level.  In the last several months, the sharp rise in the value of the Dollar has added another deflationary development to the mix by lowering import prices. On balance, the Fed will likely begin to raise rates in the second half of this year, but keep increases modest.

It took 15 years, but in February, the NASDAQ Composite temporarily moved above the 5,000 mark, surpassing the heights it set during the “dot.com” era.

BOSTON COMMON U.S. EQUITY FUND

Today’s valuations do not reflect the unbounded exuberance of that time period nor is the market as sharply driven by the extreme overvaluation of new companies with no earnings or cash flow. Although the S&P 500 is approaching the upper range of valuations for the last decade, interest rates remain very low, and we expect steady economic growth to continue.

Our portfolio positioning within the Boston Common U.S. Equity Fund (the “Fund”) remains relatively unchanged.  We continue to favor the Technology and Healthcare sectors believing both are beneficiaries of innovation and strong secular end market demand.  The Fund continues to overweight the U.S. consumer-spending driven stocks across various sectors. This includes holdings such as Disney, Home Depot and Lowes in the Consumer Discretionary sector; Whole Foods in Consumer Staples and Snap-on and Carlisle in Industrials sectors. The Fund’s largest holding is tech giant, Apple, which has certainly been a beneficiary of consumer spending!

With the sharp rise of the U.S. Dollar and decline in energy prices, the Fund sold or trimmed several holdings that have significant international and/or energy-related exposure, as we believe these stocks had not fully discounted the earnings declines we anticipate.  For example, within the industrial gases business, the Fund swapped Praxair, that has significant exposure to Brazil, for Airgas, a more U.S.-centric name. The Fund maintains an underweight to the energy sector as we expect oil prices to remain volatile and range bond for some time as global supply and demand adjustments play out.  We sold our holding in Statoil, to reduce our non-U.S. exposure; redeploying the funds into other holdings in the sector, such as Core Laboratories, where we see more upside potential.

Although we are wary of valuations in the Consumer Staples and Utilities sectors we remain alert for opportunities.  The Fund added a holding in the Utilities space, initiating a position in National Grid at an attractive price during a recent sell-off.  National Grid’s transmission and distribution business should benefit from the development of infrastructure to connect renewable power to the electric network. The Fund trimmed its exposure to multinational consumer staples struggling with slowing global demand and added The Hershey Company, a more focused food company in a growing segment.

BOSTON COMMON U.S. EQUITY FUND

Management Discussion

Over the past six months ending March 31, 2015, the U.S. Equity Fund (the “Fund”) returned 4.55%.  The S&P 500® Index returned 5.93% during the same time period.

Stock selection in the Healthcare and Energy sectors was the primary driver to the Fund’s relative underperformance in this period.

In Healthcare, the Fund’s overweight to this strongly performing sector was offset by stock selection.  The Fund’s largest biotechnology holding, Gilead Sciences, was not able to keep pace with many smaller, higher-volatility peers that delivered spectacular (but in our view unsustainable) returns. The Fund’s internationally-based multinational pharmaceutical holding Roche lagged many of its U.S. counterparts and larger cap biotech holding.

With oil prices dropping by more than 50% from over $100 per barrel last summer, the Energy sector was the worst performing group in the S&P 500. The Fund benefitted from its underweight to the sector, but this was more than offset by holdings in Apache Corp., BG Group, National Oilwell Varco and Core Laboratories, all among the Fund’s top 10 detractors.  We typically avoid the major oil companies given our concerns about their environmental, social and governance practices.  Thus our modest holdings in what we feel are ‘best-in-class’ energy companies tend to be smaller and less integrated.  Renewable energy companies, like First Solar, have recently retraced a good portion of their steep declines earlier in the period as investors realize that these are not high-cost energy substitutes for oil.

Stock selection in the Information Technology and Financial sectors was a positive contributor to returns.  Relative performance over the last six months was strongest in Technology where the Fund’s largest holding, Apple, performed well on the anticipation and robust introduction of its iPhone 6. In the Financial sector, Real Estate Investment Trusts, and regional bank holdings outperformed.  In both sectors, the Fund also fared better than the markets by avoiding some areas of weakness such as large technology hardware companies and money-center banks.

Over the last six months we reduced our exposure to more globally positioned companies and to companies with greater exposure to the oil patch while recent purchases have been focused on domestic exposure in areas where we see favorable risk/reward opportunities.

BOSTON COMMON U.S. EQUITY FUND

Earnings growth is not representative of the fund’s future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so.

Diversification does not assure a profit or protect against loss in a declining market.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common Funds.

The S&P 500 Index is a broad based unmanaged index of 500 stocks that is widely recognized as representative of the equity market in general.  The NASDAQ Stock Market, commonly known as the NASDAQ, is an American stock exchange. It is the second-largest exchange in the U.S. and world by market capitalization and trading volume.  The Russell 1000 Index is a stock market index that represents the highest-ranking 1,000 stocks in the Russell 3000 Index.  You cannot invest directly in an index.

Price-Earnings Ratio (P/E Ratio):  A valuation ratio of a company’s current share price compared to its per-share earnings.

Cash Flow: A revenue or expense stream that changes a cash account over a given period.

Earnings Per Share – The portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.

Boston Common Asset Management, LLC is the advisor to the Funds which are distributed by Quasar Distributors, LLC.

BOSTON COMMON U.S. EQUITY FUND

SECTOR ALLOCATION at March 31, 2015 (Unaudited)

Sector	% of Net Assets
Information Technology	21.7%
Financials	17.0%
Health Care	14.6%
Consumer Discretionary	12.5%
Industrials	10.1%
Consumer Staples	7.2%
Energy	5.8%
Telecommunication Services	3.5%
Materials	3.4%
Utilities	1.9%

BOSTON COMMON U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2015 (Unaudited)

Shares		Value

COMMON STOCKS – 94.9%

Consumer Discretionary – 12.5%
146	Discovery
	Communications,
	Inc. – Class A*	$4,491
10,230	Discovery
	Communications,
	Inc. – Class C*	301,529
1,885	Ford Motor Company	30,424
4,140	Home Depot, Inc.	470,346
14,305	The Interpublic Group
	of Companies, Inc.	316,427
8,535	Lowes Companies, Inc.	634,919
435	priceline.com, Inc.*	506,405
2,165	VF Corporation	163,046
7,525	Walt Disney Company	789,297
9,105	Wolverine World
	Wide, Inc.	304,562
		3,521,446

Consumer Staples – 7.2%
4,075	Colgate Palmolive
	Company	282,560
1,930	Costco Wholesale
	Corporation	292,385
3,365	The Hershey Co.	339,562
100	Kraft Foods Group, Inc.	8,712
135	Mondelez
	International, Inc.	4,872
4,975	PepsiCo, Inc.	475,710
4,050	Procter & Gamble
	Company	331,857
5,495	Whole Foods
	Market, Inc.	286,180
		2,021,838

Energy – 5.8%
5,680	Apache Corporation	342,675
18,195	BG Group PLC – ADR	224,799
3,090	Core Laboratories N V	322,874
4,470	EOG Resources, Inc.	409,854
100	National Oilwell
	Varco, Inc.	4,999
9,235	Spectra Energy
	Corporation	334,030
		1,639,231

Financials – 14.2%
2,105	American Express Co.	164,443
3,395	Aon PLC	326,327
5,535	CME Group Inc.	524,220
14,680	Fifth Third Bancorp	276,718
8,425	First Republic Bank	480,983
12,340	JP Morgan
	Chase & Company	747,557
4,485	MetLife, Inc.	226,717
13,005	Morgan Stanley	464,149
3,185	Northern Trust
	Corporation	221,835
1,605	PNC Financial
	Services Group, Inc.	149,650
5,230	T. Rowe Price
	Group, Inc.	423,525
		4,006,124

Health Care – 14.6%
4,260	Baxter
	International, Inc.	291,810
1,220	Biogen Idec, Inc.*	515,133
4,630	Bristol Myers
	Squibb Company	298,635
2,480	Express Scripts
	Holding Company*	215,189
6,690	Gilead Sciences, Inc.*	656,490
6,425	Johnson & Johnson	646,355
9,265	Merck &
	Company, Inc.	532,552
2,975	Novartis AG – ADR	293,365
7,510	Roche Holding
	LTD – ADR	258,194
3,265	Zimmer Holdings, Inc.	383,703
		4,091,426

Industrials – 10.1%
2,985	3M Company	492,376
3,320	Carlisle
	Companies, Inc.	307,532
1,805	Cummins, Inc.	250,245
5,270	Equifax Inc.	490,110
3,775	Kansas City Southern	385,352
2,525	Parker Hannifin
	Corporation	299,919
2,520	Snap-on, Inc.	370,591
1,010	W.W. Grainger, Inc.	238,168
		2,834,293

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2015 (Unaudited) (Continued)

Shares		Value

COMMON STOCKS – 94.9% (Continued)

Information Technology – 21.7%
12,570	Activision
	Blizzard, Inc.	$285,653
11,870	Apple, Inc.	1,476,984
5,745	Check Point Software
	Technologies Ltd.*	470,918
7,500	Cognizant Technology
	Solutions – Class A*	467,925
5,215	eBay Inc.*	300,801
4,260	First Solar, Inc.*	254,706
9	Google, Inc. – Class A*	4,992
1,291	Google, Inc. – Class C*	707,468
11,625	Microsoft Corporation	472,614
13,525	Oracle Corporation	583,604
3,955	Qualcomm, Inc.	274,240
16,310	Silver Spring
	Networks, Inc.*	145,811
6,080	Veeco
	Instruments, Inc.*	185,744
7,220	Visa, Inc.	472,260
		6,103,720

Materials – 3.4%
3,365	Airgas, Inc.	357,060
4,200	AptarGroup, Inc.	266,784
5,865	Cytec Industries, Inc.	316,945
		940,789

Telecommunication Services – 3.5%
2,375	SBA Communications
	Corp.*	278,112
14,755	Verizon
	Communications, Inc.	717,536
		995,648

Utilities – 1.9%
7,810	ITC Holdings
	Corporation	292,329
3,915	National Grid
	PLC – ADR	252,948
		545,277

TOTAL COMMON STOCKS
(Cost $22,751,153)		26,699,792

REAL ESTATE INVESTMENT TRUSTS – 2.8%
3,310	Crown Castle
	International Corp.	273,207
8,850	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc.	161,778
1,870	Simon Property
	Group, Inc.	365,847

TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $681,120)		800,832

SHORT-TERM INVESTMENTS – 2.1%
580,185	Fidelity Money Market
	Portfolio, 0.07%(1)	580,185

TOTAL SHORT-TERM INVESTMENTS
(Cost $580,185)		580,185

TOTAL INVESTMENTS – 99.8%
(Cost $24,012,458)		28,080,809

Other Assets in
Excess of Liabilities – 0.2%		49,000
NET ASSETS – 100.0%		$28,129,809

*	Non-income producing security.
(1)	Seven-day yield as of March 31, 2015.
ADR  American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2015 (Unaudited)

	Boston Common	Boston Common
	International	U.S. Equity
	Fund	Fund
ASSETS
Investments in securities, at value
(cost $179,123,690 and $24,012,458)	$200,766,936	$28,080,809
Foreign currency, at value
(cost $38,765 and $—, respectively)	38,555	—
Receivables:
Fund shares sold	31,831	45,500
Dividends and interest	1,107,153	31,485
Prepaid expenses	20,345	19,433
Total assets	201,964,820	28,177,227

LIABILITIES
Payables:
Fund shares redeemed	9,151	—
Investment advisory fees, net	156,190	7,431
Custody fees	15,117	582
Administration & accounting fees	36,380	11,846
Professional fees	14,715	12,952
Transfer agent fees	5,983	3,255
Chief Compliance Officer fees	1,613	1,661
Trustee fees	405	529
Other accrued expenses	3,317	9,162
Total liabilities	242,871	47,418
NET ASSETS	$201,721,949	$28,129,809

COMPONENTS OF NET ASSETS
Paid-in capital	$183,187,087	$24,128,126
Undistributed (accumulated) net
investment income (loss)	(24,105)	54,907
Accumulated net realized
loss on investments	(3,044,160)	(121,575)
Net unrealized appreciation on investments	21,643,246	4,068,351
Net unrealized appreciation (depreciation) on
foreign currency and translation of other assets
and liabilities in foreign currency	(40,119)	—
Net assets	$201,721,949	$28,129,809
Net assets value (unlimited shares authorized):
Net assets	$201,721,949	$28,129,809
Shares of beneficial interest issued and outstanding	7,379,963	811,779
Net asset value, offering and redemption
price per share	$27.33	$34.65

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2015 (Unaudited)

	Boston Common	Boston Common
	International	U.S. Equity
	Fund	Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding
tax of $190,155 and $2,981)	$1,636,373	$237,908
Interest	1,097	202
Total investment income	1,637,470	238,110
Expenses:
Investment advisory fees	909,565	97,347
Administration & accounting fees	105,307	35,449
Custodian fees	45,214	6,283
Transfer agent fees	16,939	10,227
Audit fees	11,648	11,198
Registration fees	9,698	5,922
Miscellaneous expenses	7,118	942
Chief Compliance Officer fees	4,852	4,855
Trustees fees	3,776	2,996
Printing and mailing expense	2,652	1,100
Legal fees	2,617	1,331
Insurance expenses	1,274	969
Total expenses	1,120,660	178,619
Expenses waived	—	(48,823)
Net expenses	1,120,660	129,796
Net investment income	516,810	108,314

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on investments
and foreign currency	(2,638,566)	(65,052)
Net change in unrealized appreciation of
investments and foreign currency	5,881,910	1,071,453
Net realized and unrealized gain on
investments and foreign currency	3,243,344	1,006,401
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$3,760,154	$1,114,715

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2015	September 30,
	(Unaudited)	2014
NET INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$516,810	$4,612,245
Net realized gain (loss) on investments
and foreign currency	(2,638,566)	4,222,551
Net change in unrealized appreciation (depreciation)
of investments and foreign currency	5,881,910	(6,935,593)
Net increase in net assets resulting
from operations	3,760,154	1,899,203

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,939,774)	(3,026,870)
From net realized gain	(3,564,327)	(974,150)
Total distributions to shareholders	(7,504,101)	(4,001,020)

CAPITAL SHARE TRANSACTIONS
Net increase from capital share transactions (a)	130,943	39,744,820

Total increase (decrease) in net assets	(3,613,004)	37,643,003

NET ASSETS
Beginning of period/year	205,334,953	167,691,950
End of period/year	$201,721,949	$205,334,953
Undistributed (accumulated) net
investment income (loss)	$(24,105)	$3,398,859

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2015		Year Ended
	(Unaudited)		September 30, 2014
	Shares	Amount	Shares	Amount
Shares sold	784,507	$21,034,113	2,100,257	$60,121,476
Shares issued to holders
in reinvestment
of distributions	229,456	6,059,928	111,009	3,168,189
Shares redeemed1	(1,003,440)	(26,963,098)	(823,416)	(23,544,845)
Net increase	10,523	$130,943	1,387,850	$39,744,820
Beginning shares	7,369,440		5,981,590
Ending shares	7,379,963		7,369,440

1	Net of redemption fees of $558 and $62, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2015	September 30,
	(Unaudited)	2014
NET INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$108,314	$172,455
Net realized gain (loss) on investments
and foreign currency	(65,052)	390,421
Net change in unrealized appreciation of
investments and foreign currency	1,071,453	1,632,166
Net increase in net assets
resulting from operations	1,114,715	2,195,042

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(202,689)	(83,334)
From net realized gain	(380,919)	(360,197)
Total distributions to shareholders	(583,608)	(443,531)

CAPITAL SHARE TRANSACTIONS
Net increase from capital share transactions (a)	4,590,511	10,336,706

Total increase in net assets	5,121,618	12,088,217

NET ASSETS
Beginning of period/year	23,008,191	10,919,974
End of period/year	$28,129,809	$23,008,191
Undistributed net investment income	$54,907	$149,282

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2015		Year Ended
	(Unaudited)		September 30, 2014
	Shares	Amount	Shares	Amount
Shares sold	152,789	$5,266,071	321,106	$10,498,404
Shares issued to holders
in reinvestment
of distributions	15,247	524,811	11,212	355,309
Shares redeemed	(35,374)	(1,200,371)	(15,686)	(517,007)
Net increase	132,662	$4,590,511	316,632	$10,336,706
Beginning shares	679,117		362,485
Ending shares	811,779		679,117

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Six Months	Period
Ended	Ended
March 31,	Year Ended September 30,	September 30,
2015#	2014	2013	2012	20111
Net asset value, beginning
of period/year	$27.86	$28.03	$23.73	$20.66	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income2	0.07	0.69	0.36	0.36	0.20
Net realized and
unrealized gain (loss)
on investment	0.39	(0.21)	4.12	2.79	(4.54)
Net increase (decrease)
in net assets resulting
from operations	0.46	0.48	4.48	3.15	(4.34)

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.52)	(0.49)	(0.18)	(0.08)	—
Distributions from
net realized gain	(0.47)	(0.16)	—	—	—
Total distributions	(0.99)	(0.65)	(0.18)	(0.08)	—
Paid-in capital
from redemptions	0.00	5	0.00	5	0.00	5	0.00	5	—
Net asset value,
end of period/year	$27.33	$27.86	$28.03	$23.73	$20.66
Total return	1.81	%3	1.65%	18.99%	15.27%	(17.36	)%3

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s)	$201,722	$205,335	$167,692	$95,418	$21,124
Ratios to average net assets:
Expenses before fees
waived/recouped	1.11	%4	1.09%	1.18%	1.54%	3.00	%4
Expenses after fees
waived/recouped	1.11	%4	1.17%	1.24%	1.35%	1.35	%4
Net investment income (loss)
ratio before fees
waived/recouped	0.51	%4	2.46%	1.46%	1.39%	(0.56	)%4
Net investment income
ratio after fees
waived/recouped	0.51	%4	2.38%	1.40%	1.58%	1.09	%4
Portfolio turnover rate	15	%3	24%	24%	33%	20	%3

#	Unaudited.
1	Fund commenced operations on December 29, 2010.
2	Calculated using average shares outstanding method.
3	Not annualized.
4	Annualized.
5	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended		Year Ended	Year Ended	Period Ended
	March 31,		September 30,	September 30,	September 30,
	2015#		2014	2013	20121
Net asset value, beginning
of period/year	$33.88		$30.13	$25.76	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income2	0.14		0.34	0.26	0.07
Net realized and unrealized
appreciation gain
on investments	1.40		4.62	4.26	0.69
Net increase in net assets
resulting from operations	1.54		4.96	4.52	0.76

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.27)		(0.23)	(0.12)	—
Distributions from
net realized gain	(0.50)		(0.98)	(0.03)	—
Total distributions	(0.77)		(1.21)	(0.15)	—
Paid-in capital from
redemption fees	—		—	—	—
Net asset value, end of
period/year	$34.65		$33.88	$30.13	$25.76
Total return	4.55	%3	16.73%	17.65%	3.04	%3

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s)	$28,130		$23,008	$10,920	$3,566
Ratios to average net assets:
Expenses before
fees waived	1.38	%4	1.65%	3.09%	13.94%
Expenses after
fees waiver	1.00	%4	1.00%	1.00%	1.00	%4
Net investment income (loss)
before waiver	0.46	%4	0.39%	(1.14)%	(12.27	)%4
Net investment income
after waiver	0.83	%4	1.04%	0.95%	0.67	%4
Portfolio turnover rate	12	%3	21%	26%	10	%3

#	Unaudited.
1	Fund commenced operations on April 30, 2012.
2	Calculated using average shares outstanding method.
3	Not annualized.
4	Annualized.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

The Boston Common International Fund and the Boston Common U.S. Equity Fund (the “Funds”) are a series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Funds commenced operations on December 29, 2010 and April 30, 2012, respectively.  The Funds’ investment objective is to seek long-term capital appreciation.  The Funds seek to preserve and build capital over the long term through investing in a diversified portfolio of stocks and American Depositary Receipts of companies it believes are high quality and undervalued.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price. If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Boston Common International Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a confidence level when determining the use of the FVIS provided prices.  The confidence level is a measure of the historical relationship that each foreign exchange traded security has to movements in various

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2015 (Unaudited) (Continued)

indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence level for each security for which it provides a price. If the FVIS provided price falls within the confidence level the Fund will value the particular security at that price.  If the FVIS provided price does not fall within the confidence level the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The FVIS valued foreign securities as discussed in the paragraph above are considered fair valued securities by the Fund.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2015 (Unaudited) (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2015. See the Schedule of Investments for industry breakouts.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2015 (Unaudited) (Continued)

Boston Common International Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$1,972,060	$—	$1,972,060
Belgium	—	3,626,913	—	3,626,913
China	—	3,555,620	—	3,555,620
Finland	—	3,996,217	—	3,996,217
France	—	13,533,137	—	13,533,137
Germany	3,052,430	8,004,844	—	11,057,274
Hong Kong	—	3,716,717	—	3,716,717
Indonesia	—	2,823,346	—	2,823,346
Israel	3,747,259	—	—	3,747,259
Italy	—	2,778,589	—	2,778,589
Japan	1,900,151	33,242,763	—	35,142,914
Mexico	2,019,448	—	—	2,019,448
Netherlands	9,311,925	6,592,361	—	15,904,286
Norway	1,695,852	1,977,426	—	3,673,278
Republic of Korea	—	5,197,654	—	5,197,654
Singapore	—	6,713,479	—	6,713,479
Spain	—	4,255,071	—	4,255,071
South Africa	—	3,113,071	—	3,113,071
Sweden	—	2,874,540	—	2,874,540
Switzerland	13,150,610	4,744,688	—	17,895,298
Turkey	—	1,487,093	—	1,487,093
United Kingdom	11,169,546	28,569,727	—	39,739,273

Total Common Stocks	46,047,221	142,775,316	—	188,822,537
Preferred Stocks
Brazil	1,543,379	—	—	1,543,379
Germany	—	5,582,328	—	5,582,328
Total Preferred Stocks	1,543,379	5,582,328	—	7,125,707
Short-Term
Investments	4,818,692	—	—	4,818,692
Total Investments
in Securities	$52,409,292	$148,357,644	$—	$200,766,936

The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.  Securities with a value of $1,334,220 were transferred out of Level 1 into Level 2 due to the use of Interactive Data’s proprietary fair value pricing model.  There were no transfers into or out of Level 3 during the six months ended March 31, 2015.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2015 (Unaudited) (Continued)

Boston Common U.S. Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$26,699,792	$—	$—	$26,699,792
Real Estate
Investment Trusts	800,832	—	—	800,832
Short-Term Investments	580,185	—	—	580,185
Total Investments
in Securities	$28,080,809	$—	$—	$28,080,809

There were no transfers into or out of Levels 1, 2 or 3 at March 31, 2015. It is the Fund’s policy to recognize transfers at the end of each reporting period.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. The Funds have elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2015 (Unaudited) (Continued)

dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year.  At September 30, 2014, the Funds had no post-October capital losses.  At September 30, 2014, the Funds had no capital loss carryforwards available for federal income tax purposes.

As of March 31, 2015, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.  The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts.  As of March 31, 2015, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2015 (Unaudited) (Continued)

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the  nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to the Funds’ net asset value per share. The Funds charge a 2% redemption fee on shares held less than 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds retain the fee charged as paid-in capital and such fees become part of that Funds’ daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with  service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  Management has determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

J.
New Accounting Pronouncements. In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Boston Common Asset Management, LLC (the “Advisor”) provides each Fund with investment management services under an Investment Advisory Agreement (the “Agreement”) for each Fund. Under each Agreement, the Advisor furnishes all investment advice, office space and certain administrative

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2015 (Unaudited) (Continued)

services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.90% for Boston Common International Fund and 0.75% for Boston Common U.S. Equity Fund based upon the average daily net assets of the Funds. The advisory fees incurred during the six months ended March 31, 2015 are disclosed in the Statements of Operations.

The Advisor has contractually agreed to limit the annual ratio of expenses to 1.20% for Boston Common International Fund and 1.00% for Boston Common U.S. Equity Fund of each Fund’s average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees. Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. At March 31, 2015, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Funds that may be reimbursed was $438,479 for Boston Common U.S. Equity Fund. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Boston Common U.S. Equity Fund

Year of Expiration	Amount
September 30, 2015	$115,496
September 30, 2016	$164,004
September 30, 2017	$110,156
September 30, 2018	$ 48,823

A Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.  As compensation

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2015 (Unaudited) (Continued)

for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the funds.  Fees paid by each Fund for Administration and Chief Compliance Officer services for the six months ended March 31, 2015 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2015, the cost of purchases, excluding short-term securities for the Boston Common International Fund and the Boston Common U.S. Equity Fund, was $29,359,119 and $6,883,910, respectively.  The proceeds from sales of securities, excluding short-term securities, for the Boston Common International Fund and Boston Common U.S. Equity Fund was $35,002,308 and $2,985,470, respectively. There were no purchases or sales of U.S. Government obligations for the six months ended March 31, 2015.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the six months ended March 31, 2015 (estimated) and the year ended September 30, 2014 were as follows:

	Six Months Ended	Fiscal Year
	March 31, 2015	Ended 2014
Boston Common International Fund
Ordinary Income	$4,203,893	$3,071,808
Long-Term Gain	$3,300,208	$929,212
Boston Common U.S. Equity Fund
Ordinary Income	$217,432	$312,144
Long-Term Gain	$366,176	$131,387

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2015 (Unaudited) (Continued)

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2014 were as follows:

Boston Common International Fund

Tax cost of investments	$190,147,621 (a)
Gross tax unrealized appreciation	27,700,919
Gross tax unrealized depreciation	(12,910,097)
Net tax unrealized appreciation (depreciation)	14,790,822
Undistributed ordinary income	4,203,852
Undistributed long-term capital gains	3,300,194
Total distributable earnings	7,504,046
Other accumulated gain/(loss)	(16,059)
Total accumulated gains	$22,278,809

Boston Common U.S. Equity Fund

Tax cost of investments	$20,448,784	(a)
Gross tax unrealized appreciation	3,353,316
Gross tax unrealized depreciation	(372,835)
Net tax unrealized appreciation (depreciation)	2,980,481
Undistributed ordinary income	164,022
Undistributed long-term capital gains	326,072
Total distributable earnings	490,094
Other accumulated gain/(loss)	—
Total accumulated gains	$3,470,575

(a)
The difference between book and tax-basis unrealized appreciation is attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and wash sales.

BOSTON COMMON FUNDS

EXPENSE EXAMPLE For the Six Months Ended March 31, 2015 (Unaudited)

As a shareholder of the Boston Common International Fund and/or Boston Common U.S. Equity Fund (the “Funds”, or individually, the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/14 – 3/31/15).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem your shares less than 30 days after you purchase them.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, administration and accounting fees, custodian fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs

BOSTON COMMON FUNDS

EXPENSE EXAMPLE For the Six Months Ended March 31, 2015 (Unaudited) (Continued)

of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Boston Common International Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	10/1/14	3/31/15	10/1/14 – 3/31/15*
Actual	$1,000.00	$1,018.10	$5.58
Hypothetical (5% return	$1,000.00	$1,019.40	$5.59
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.11% multiplied by the average account value over the period, multiplied by 182/365 days.

Boston Common U.S. Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	10/1/14	3/31/15	10/1/14 – 3/31/15*
Actual	$1,000.00	$1,045.50	$5.10
Hypothetical (5% return	$1,000.00	$1,019.95	$5.04
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.00% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 182/365 days.

BOSTON COMMON FUNDS

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (877) 777-6944 or by accessing the Funds’ web site at www.bostoncommonfunds.com.  Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 777-6944.  Furthermore, you can obtain the Funds, proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report  to Funds’ shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease cost, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more individual copies of these documents.  The Funds will begin sending individual copies 30 days after receiving your request.  This policy does not apply account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (877) 777-6944.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.bostoncommonfunds.com.

BOSTON COMMON FUNDS

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
BOSTON COMMON ASSET MANAGEMENT, LLC
84 State Street, Suite 940
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Boston Common International Fund
Symbol – BCAIX
CUSIP – 74316J110

Boston Common U.S. Equity Fund
Symbol – BCAMX
CUSIP – 74316J680

  Printed on 100% post-consumer waste paper

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date     June 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date     June 3, 2015

By (Signature and Title)      /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date     June 4, 2015

* Print the name and title of each signing officer under his or her signature.